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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 8, 1998

                                  PARAVANT INC.
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             (Exact name of registrant as specified in its charter)


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

        Florida                          0-28114               59-2209179
        -------                          -------               ----------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

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               1615A West Nasa Boulevard, Melbourne, Florida 32901
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (407) 727-3672
                                                   -----------------------------

                         Paravant Computer Systems, Inc.
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          (Former name or former address, if changed since last report)






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     Paravant Inc. (the "Company") hereby amends Items 7(a) and 7(b) of its current report on Form 8-K filed with the Securities and Exchange Commission on October 23, 1998 with respect to the acquisition of the stock of Engineering Development Laboratories, Incorporated ("EDL"), and substantially all of the business and assets of Signal Technology Laboratories, Inc. ("STL"), to supply certain financial statements and pro forma financial information that were not available at the time of filing.

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.

    (a) Financial Statements of Businesses Acquired. The following financial statements of EDL and STL are filed as an exhibit hereto and are incorporated herein by reference:

      Engineering Development Laboratories, Incorporated and Signal Technology Laboratories, Inc. Combined Financial Statements as of and for the year ended September 30, 1998 and the nine-month period ended October 4, 1997.

    (b) Pro Forma Financial Information. The following pro forma financial information is filed as an exhibit hereto and is incorporated herein by reference:

       Paravant Inc. Pro Forma Consolidated Balance Sheet and Income Statement as of and for the year ended September 30, 1998.

    (c) Exhibits.

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Exhibit
  No.       Description
  ---       -----------

2.1* Acquisition Agreement dated as of March 31, 1998 (as amended August 6, 1998) by and among Paravant Computer Systems, Inc., Engineering Development Laboratories, Incorporated, Signal Technology Laboratories, Inc., James E. Clifford,
            Edward W. Stefanko, C. David Lambertson, C. Hyland Schooley, Peter Oberbeck and Leo S. Torresani.

 99.1 Engineering Development Laboratories, Incorporated and Signal Technology Laboratories, Inc. Combined Financial Statements as of and for the year ended September 30, 1998 and the nine-month period ended October 4, 1997.

 99.2 Paravant Inc. Pro Forma Consolidated Balance Sheet and Income Statement as of and for the year ended September 30, 1998.

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* This exhibit has been previously filed with the Company's Form 8-K filed on
October 23, 1998, and is incorporated herein by reference.


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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 22, 1998               PARAVANT INC.
                                       (Registrant)

                                       By: /s/ Kevin J. Bartczak
                                          -----------------------------------
                                          Kevin J. Bartczak
                                          Vice President

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                                  EXHIBIT INDEX

                                  PARAVANT INC.

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Exhibit
  No.       Description
  ---       -----------
 2.1*       Acquisition Agreement dated as of March 31, 1998 (as amended
            August 6, 1998) by and among Paravant Computer Systems, Inc.,
            Engineering Development Laboratories, Incorporated, Signal
            Technology Laboratories, Inc., James E. Clifford, Edward W.
            Stefanko, C. David Lambertson, C. Hyland Schooley, Peter Oberbeck and Leo S. Torresani.

 99.1 Engineering Development Laboratories, Incorporated and Signal Technology Laboratories, Inc. Combined Financial Statements as of and for the year ended September 30, 1998 and the nine-month period ended October 4, 1997.

 99.2 Paravant Inc. Pro Forma Consolidated Balance Sheet and Income Statement as of and for the year ended September 30, 1998.

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* This exhibit has been previously filed with the Company's Form 8-K filed on
  October 23, 1998, and is incorporated herein by reference.

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